                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                                   BB&T Funds
                                3435 Stelzer Road
                               Columbus, OH 43219


                     --------------------------------------
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005


                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total fee paid: N/A.

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
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            4)    Date Filed:


Notes:

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                                   BB&T FUNDS

                       SUPPLEMENT DATED DECEMBER 22, 1999
                TO THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   AND PROXY STATEMENT DATED NOVEMBER 22, 1999

         THIS SUPPLEMENT PROVIDES INFORMATION CORRECTING TRUSTEE COMPENSATION INFORMATION CONTAINED IN THE PROXY STATEMENT. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROXY STATEMENT.

         Under Proposal 1, "Election of Trustees", the Trustee compensation chart on page 5 of the proxy statement has been deleted and replaced in its entirety with the following:

                               Aggregate           Pension or              Estimated           Total
                               Compensation        Retirement Benefits     Annual              Compensation
Name of Person,                from the            Accrued As Part         Benefits Upon       from the BB&T Funds
Position                       BB&T Funds          of Fund Expenses        Retirement          Paid to Trustee
--------------------           ----------          ------------------      --------------      ---------------
Walter B. Grimm                None                None                    None                None
Chairman of the Board

W. Ray Long                    $10,500             None                    None                $10,500
Trustee

William E. Graham              $8,500              None                    None                $8,500
Trustee

Thomas W. Lambeth              $10,500             None                    None                $10,500
Trustee

Robert W. Stewart              $10,500             None                    None                $10,500
Trustee

Raymond McCulloch              None                None                    None                None
Trustee

         If you have already voted your proxy and do not wish to change your vote, no further action is required. If you have already voted and wish to make a change based on the above information, please return the enclosed proxy card, or vote by phone or internet. If you have not already voted, please complete and return either the enclosed proxy card or the original proxy card you received with the proxy statement, or vote by phone or internet. If you would like an additional copy of the proxy statement, please call 1-800-228-1872.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROXY
STATEMENT FOR FUTURE REFERENCE.